SUPPLEMENT DATED AUGUST 27, 2015

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

MID-CAP EQUITY PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2015

This supplement revises the Mid-Cap Equity Portfolio Class I and P Shares summary prospectus dated May 1, 2015 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the following is added as the third sentence of the first paragraph:

The sub-adviser may invest in real estate investment trusts (“REITs”).

In the Principal Risks subsection, the following is added after Price Volatility Risk:

•	Real Estate Companies Risk: Investing in companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), expose the Fund to the risks of the real estate market and to risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic or political events affecting the real estate industry. Real estate companies and sectors and industries that affect the performance of real estate companies (such as banking or financial institutions) may be subject to extensive government regulation, which may change unexpectedly and frequently and significantly impact the Fund. REITs and REOCs may also be affected by risks similar to investments in debt securities, including interest rate risk and credit risk.